Exhibit 99(c)

DPL INC.

LETTER OF TRANSMITTAL

Offer to Exchange
Senior Notes, 8% Series Due 2009
(registered)
For Any and All Outstanding
Senior Notes, 8% Series Due 2009
(unregistered)

Pursuant to the Prospectus
Dated ___________, 2006

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 9:00 A.M., NEW YORK CITY TIME, ON ____________, 2006 UNLESS THE OFFER IS EXTENDED.

Deliver to:

J.P. Morgan Trust Company, National Association

By Courier:
Institutional Trust Services
Attn. Frank Ivins
2001 Bryan Street; 9th Floor
Dallas, Texas 75201

By Hand Delivery:
Institutional Trust Services
4 New York Plaza; 1st Floor
New York, New York 10004-2413

By First Class, Registered or Certified Mail:
Institutional Trust Services
P.O. Box 2320
Dallas, Texas 75221-2320

By Facsimile: (214) 468-6494	To Confirm by Telephone or for Information Call: 1-800-275-2048

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

This Letter of Transmittal is to be completed by holders of Unregistered Senior Notes (as defined below), if Unregistered Senior Notes are to be forwarded herewith or delivered by book-entry transfer as provided herein. If tenders of Unregistered Senior Notes are to be made by book-entry transfer to an account maintained by J.P. Morgan Trust Company, National Association (the “Exchange Agent”) at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in “The Exchange Offer--Book-Entry Transfer” in the Prospectus and in accordance with the Automated Tender Offer Program (“ATOP”) established by DTC, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established under ATOP.

Holders of Unregistered Senior Notes whose certificates (the “certificates”) for such Unregistered Senior Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the expiration date of the Exchange Offer (the “Expiration Date”) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Unregistered Senior Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer--Guaranteed Delivery Procedures” in the Prospectus. SEE INSTRUCTION 1. DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH ITS PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

A.	UNREGISTERED SENIOR NOTES TO BE TENDERED

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

ALL TENDERING HOLDERS COMPLETE THIS BOX:
DESCRIPTION OF UNREGISTERED SENIOR NOTES TENDERED
Name(s) and address(es) of Registered Holder(s) (Please fill in, if blank)	Unregistered Senior Notes Tendered (attach additional list if necessary)
	Certificate Number(s)*	Principal Amount of Unregistered Senior Notes Tendered (if less than all)**	Principal Amount of Unregistered Senior Notes*

Total
*	Need not be completed by book-entry holders.
**
Unregistered Senior Notes may be tendered in whole or in part in denominations of $1,000 and integral multiples thereof. All Unregistered Senior Notes held shall be deemed tendered unless a lesser number is specified in this column.

B.	METHODS OF DELIVERY

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ]	CHECK HERE IF TENDERED UNREGISTERED SENIOR NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
Name of Tendering Institution _____________________________________________________________________________
DTC Account Number ___________________________________________________________________________________
Transaction Code Number ________________________________________________________________________________

[ ]
CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED UNREGISTERED SENIOR NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s) ______________________________________________________________________________
Window Ticket Number (if any) ____________________________________________________________________________
Date of Execution of Notice of Guaranteed Delivery _____________________________________________________________
Name of Institution which Guaranteed Delivery_________________________________________________________________
If Guaranteed Delivery is to be made by Book-Entry Transfer:
Name of Tendering Institution ___________________________________________________________________________
DTC Account Number _________________________________________________________________________________
Transaction Code Number ______________________________________________________________________________

[ ]	CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED UNREGISTERED SENIOR NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ]
CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE UNREGISTERED SENIOR NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A “PARTICIPATING BROKER-DEALER”) AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: _______________________________________________________________________________________________
Address: _____________________________________________________________________________________________
______________________________________________________________________________________________

Ladies and Gentlemen:

The undersigned hereby tenders to DPL Inc., an Ohio corporation (the “Company”), the principal amount of the Company’s unregistered Senior Notes, 8% Series Due 2009 (the “Unregistered Senior Notes”) specified above in exchange for a like aggregate principal amount of the Company’s registered Senior Notes, 8% Series Due 2009 (the “Registered Senior Notes”), upon the terms and subject to the conditions set forth in the Prospectus dated ______________, 2006 (as the same may be amended or supplemented from time to time, the “Prospectus”), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the “Exchange Offer”). The Exchange Offer has been registered under the Securities Act of 1933, as amended (the “Securities Act”).

Subject to and effective upon the acceptance for exchange of all or any portion of the Unregistered Senior Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Unregistered Senior Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Unregistered Senior Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for Unregistered Senior Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned’s agent, of the Registered Senior Notes to be issued in exchange for such Unregistered Senior Notes, (ii) present certificates for such Unregistered Senior Notes for transfer, and to transfer the Unregistered Senior Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Unregistered Senior Notes, all in accordance with the terms and conditions of the Exchange Offer.

THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE UNREGISTERED SENIOR NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE UNREGISTERED SENIOR NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE UNREGISTERED SENIOR NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT DATED MARCH 25, 2004 BETWEEN THE COMPANY AND THE PURCHASERS (THE “REGISTRATION RIGHTS AGREEMENT”). THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

The name(s) and address(es) of the registered holder(s) of the Unregistered Senior Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Unregistered Senior Notes. The certificate number(s) and the Unregistered Senior Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

If any tendered Unregistered Senior Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Unregistered Senior Notes than are tendered or accepted for exchange, certificates for such unaccepted or nonexchanged Unregistered Senior Notes will be returned (or, in the case of Unregistered Senior Notes tendered by book-entry transfer, such Unregistered Senior Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

The undersigned understands that tenders of Unregistered Senior Notes pursuant to any one of the procedures described in “The Exchange Offer--Procedures for Tendering Unregistered Senior Notes” in the Prospectus and in the instructions hereto will, upon the Company’s acceptance for exchange of such tendered Unregistered Senior Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. In all cases in which a DTC participant (a “Participant”) elects to accept the Exchange Offer by transmitting an express acknowledgment in accordance with the established ATOP procedures, such Participant shall be bound by all of the terms and conditions of this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Unregistered Senior Notes tendered hereby.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the Registered Senior Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Unregistered Senior Notes, that such Registered Senior Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Unregistered Senior Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Unregistered Senior Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please deliver Registered Senior Notes to the undersigned at the address shown below the undersigned’s signature.

By tendering Unregistered Senior Notes and executing, or otherwise becoming bound by, this Letter of Transmittal, the undersigned hereby represents and agrees that

(i) the undersigned is not an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act,

(ii) any Registered Senior Notes to be acquired pursuant to the Exchange Offer are being obtained in the ordinary course of its business, and

(iii) the undersigned is not engaged in and does not have an arrangement or understanding with any person to participate in a “distribution” (within the meaning of the Securities Act) of such Registered Senior Notes.

By tendering Unregistered Senior Notes pursuant to the Exchange Offer and executing, or otherwise becoming bound by, this Letter of Transmittal, a holder of Unregistered Senior Notes which is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties, that (a) such Unregistered Senior Notes held by the broker-dealer are held only as a nominee, or (b) such Unregistered Senior Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver the Prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such Registered Senior Notes (provided that, by so acknowledging and by delivering a Prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act).

The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer (as defined below) in connection with resales of Registered Senior Notes received in exchange for Unregistered Senior Notes, where such Unregistered Senior Notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending 90 days after the Expiration Date (subject to extension under certain limited circumstances) or, if earlier, when all such Registered Senior Notes have been disposed of by such participating broker-dealer. In that regard, each broker-dealer who acquired Unregistered Senior Notes for its own account as a result of market-making or other trading activities (a “participating broker-dealer”), by tendering such Unregistered Senior Notes and executing, or otherwise becoming bound by, this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such participating broker-dealer will suspend the sale of Registered Senior Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented

 Prospectus to the participating broker-dealer or the Company has given notice that the sale of the Registered Senior Notes may be resumed, as the case may be.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

TENDERING HOLDER(S) SIGN HERE
(See Instructions 2, 5 and 6)
(Note: Signature(s) Must be Guaranteed if Required by Instruction 2)

Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Unregistered Senior Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the signer’s full title. See Instruction 5.

Name(s): ____________________________________________________________________________________________________
(Signature(s) of Holder(s))

Date: ___________________________________________________________________________________________________, 2006

Name(s): ____________________________________________________________________________________________________

______________________________________________________________________________________________
(Please Print)
Capacity: ____________________________________________________________________________________________________
(Include Full Title)

Address: ____________________________________________________________________________________________________

______________________________________________________________________________________________
(Include Zip Code)

Area Code and Telephone Number: ________________________________________________________________________________

Tax Identification or Social Security Number(s): _______________________________________________________________________

GUARANTEE OF SIGNATURE(S)
(See Instructions 2 and 5)

Authorized Signature: __________________________________________________________________________________________

Name: ______________________________________________________________________________________________________
(Please Print)
Date: ___________________________________________________________________________________________________, 2006

Capacity or Title: ______________________________________________________________________________________________

Name of Firm: _________________________________________________________________________________________________

Address: ____________________________________________________________________________________________________
(Include Zip Code)
Area Code and Telephone Number: ________________________________________________________________________________

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 5 and 6)

To be completed ONLY if the Registered Senior Notes are to be issued in the name of someone other than the registered holder of the Unregistered Senior Notes whose name(s) appear(s) above.

Issue Registered Senior Notes to:

Name: ______________________________________________________________________________________________________
(Please Print)
Address: ____________________________________________________________________________________________________

______________________________________________________________________________________________
(Include Zip Code)
Taxpayer Identification or Social Security Number: _____________________________________________________________________

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5 and 6)

To be completed ONLY if Registered Senior Notes are to be sent to someone other than the registered holder of the Unregistered Senior Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

Mail Registered Senior Notes to:

Name: ______________________________________________________________________________________________________
(Please Print)
Address: ____________________________________________________________________________________________________

______________________________________________________________________________________________

______________________________________________________________________________________________
(Include Zip Code)
Taxpayer Identification or Social Security Number: _____________________________________________________________________

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Exchange Offer

1.  DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed if certificates are to be forwarded herewith or delivered by book-entry transfer as provided herein. If tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The Exchange Offer--Book-Entry Transfer” in the Prospectus and in accordance with ATOP established by DTC, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established under ATOP. Certificates, or timely confirmation of a book-entry transfer of such Unregistered Senior Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or facsimile thereof), if required, properly completed and duly executed, with any required signature guarantees, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the Expiration Date. Unregistered Senior Notes may be tendered in whole or in part in the principal amount of $1,000 and integral multiples of $1,000.

Holders who wish to tender their Unregistered Senior Notes and (i) whose Unregistered Senior Notes are not immediately available or (ii) who cannot deliver their Unregistered Senior Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Unregistered Senior Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer--Guaranteed Delivery Procedures” in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Letter of Transmittal (or facsimile) thereof and Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Unregistered Senior Notes, in proper form for transfer, must be received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in “The Exchange Offer--Guaranteed Delivery Procedures” in the Prospectus.

The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Unregistered Senior Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, “Eligible Institution” means a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States.

THE METHOD OF DELIVERY OF UNREGISTERED SENIOR NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, OVERNIGHT COURIER OR HAND DELIVERY SERVICE, PROPERLY INSURED IN ALL CASES. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO LETTERS OF TRANSMITTAL OR UNREGISTERED SENIOR NOTES SHOULD BE SENT TO THE COMPANY.

The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), or by a message transmitted by DTC to the Exchange Agent indicating receipt by DTC of an acknowledgment from a Participant tendering his Unregistered Senior Notes that are subject to book-entry confirmation (the “Agent’s Message”) in lieu thereof, waives any right to receive any notice of the acceptance of such tender.

2.  GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

(i)  this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any Participant in DTC whose name appears on a security position listing as the owner of the Unregistered Senior Notes) of Unregistered Senior Notes tendered herewith, unless such holder(s) has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above, or

(ii)  such Unregistered Senior Notes are tendered for the account of a firm that is an Eligible Institution.

In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

3.  INADEQUATE SPACE. If the space provided in the box captioned “Description of Unregistered Senior Notes Tendered” is inadequate, the certificate number(s) and/or the principal amount of Unregistered Senior Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

4.  PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Unregistered Senior Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all the Unregistered Senior Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Unregistered Senior Notes which are to be tendered in the box entitled “Principal Amount of Unregistered Senior Notes Tendered (if less than all).” In such case, new certificate(s) for the remainder of the Unregistered Senior Notes that were evidenced by your old certificate(s) will only be sent to the holder of the Unregistered Senior Notes, promptly after the Expiration Date. All Unregistered Senior Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

Except as otherwise provided herein, tenders of Unregistered Senior Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective, a written notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Unregistered Senior Notes to be withdrawn, identify the Unregistered Senior Notes to be withdrawn (including the principal amount of such Unregistered Senior Notes) and (where certificates for Unregistered Senior Notes have been transmitted) specify the name in which such Unregistered Senior Notes are registered, if different from that of the withdrawing holder. If certificates for the Unregistered Senior Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the release of such certificates, the withdrawing holder must submit the serial numbers of the particular certificates for the Unregistered Senior Notes to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution, unless such holder is an Eligible Institution. If Unregistered Senior Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under “The Exchange Offer--Book-Entry Transfer,” any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Unregistered Senior Notes and otherwise comply with the procedures of such facility. Unregistered Senior Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any time on or prior to the Expiration Date by following one of the procedures described in the Prospectus under “The Exchange Offer--Procedures for Tendering Unregistered Senior Notes.”

All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Unregistered Senior Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Unregistered Senior Notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry procedures described in the Prospectus under “The Exchange Offer--Book-Entry Transfer” such Unregistered Senior Notes will be credited to an account maintained with DTC for the Unregistered Senior Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

5.  SIGNATURES ON THIS LETTER OF TRANSMITTAL, WRITTEN ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Unregistered Senior Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any of the Unregistered Senior Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Unregistered Senior Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

If this Letter of Transmittal or any certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of such persons’ authority to so act must be submitted.

When this Letter of Transmittal is signed by the registered holder(s) of the Unregistered Senior Notes listed and transmitted hereby, no endorsement(s) of certificate(s) or written instrument or instruments of transfer or exchange are required unless Registered Senior Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such certificate(s) or written instrument or instruments of transfer or exchange must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Unregistered Senior Notes listed, the certificates must be endorsed or accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company in its sole discretion and executed by the registered holder(s), in either case signed exactly as the name or names of the registered holder(s) appear(s) on the certificates. Signatures on such certificates or written instrument or instruments of transfer or exchange must be guaranteed by an Eligible Institution.

6.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Registered Senior Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Registered Senior Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Unregistered Senior Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

7.  IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Unregistered Senior Notes, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Unregistered Senior Notes not properly tendered or not to accept any particular Unregistered Senior Notes which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Unregistered Senior Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Unregistered Senior Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Unregistered Senior Notes either before or after the Expiration Date (including the Letter of Transmittal and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Unregistered Senior Notes for exchange must be cured within such reasonable period of time as the Company shall determine. None of the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Unregistered Senior Notes for exchange, nor shall any of them incur any liability for failure to give such notification.

8.  QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions regarding the procedure for tendering may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee. All other questions should be directed to the Company at:

DPL Inc.
Financial Activities
1065 Woodman Drive
Dayton, Ohio 45432
(937) 259-7150

9.  LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Unregistered Senior Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

10.  SECURITY TRANSFER TAXES. Holders who tender their Unregistered Senior Notes for exchange will be obligated to pay transfer taxes, if any, in connection therewith.

11.  IMPORTANT TAX INFORMATION. Under United States federal income tax law, a holder whose tendered Unregistered Senior Notes are accepted for exchange is required to provide the Exchange Agent with such holder’s correct taxpayer identification number (“TIN”) on the Internal Revenue Service (“IRS”) Form W-9 or a substantially similar form. A “Substitute Form W-9” is attached hereto. If the Exchange Agent is not provided with the correct TIN, the IRS may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Unregistered Senior Notes pursuant to the Exchange Offer may be subject to backup withholding. The backup withholding rate for years 2006 through 2010 is 28%; and for years 2011 or later, 31%.

To prevent backup withholding, each tendering holder of Unregistered Senior Notes must provide its correct TIN by completing an IRS Form W-9 or the Substitute Form W-9 attached hereto, certifying that the holder is a United States person (including a United States resident alien), that the TIN provided is correct (or that such holder is awaiting a TIN) and that (1) the holder is exempt from backup withholding, (2) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (3) the IRS has notified the holder that such holder is no longer subject to backup withholding.

The box in Part 2 of a Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete a Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold from all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, for all payments made thereafter, the Exchange Agent will withold and not remit such amounts to the IRS until a correct TIN is provided.

The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Unregistered Senior Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Unregistered Senior Notes. If the Unregistered Senior Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete a Substitute Form W-9, and write “exempt” on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed appropriate IRS Form W-8, signed under penalties of perjury, attesting to that holder’s exempt status.

Backup withholding is not an additional United States federal income tax. Rather, the United States federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in a overpayment of taxes, a refund may be obtained.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF),
OR AN AGENT’S MESSAGE IN LIEU THEREOF, AND ALL OTHER REQUIRED
DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT
ON OR PRIOR TO THE EXPIRATION DATE OF THE EXCHANGE OFFER.

TO BE COMPLETED BY ALL TENDERING HOLDERS

(SEE INSTRUCTION 11)

SUBSTITUTE Form W-9	PART 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW:	TIN: _____________________ (Social Security Number or Employer Identification Number)
Part 2 — TIN Applied For ☐
Department of the Treasury Internal Revenue Service
Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification

CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT

(1)  the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2)   I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;

(3)   I am a U.S. person (including a U.S. resident alien); and

(4)  any other information provided on this form is true and correct.

SIGNATURE _______________________________  DATE __________________________________

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified subsequently by the IRS that you are no longer subject to backup withholding.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, 28 percent (subject to further adjustment under applicable law) of all reportable payments made to me thereafter will be withheld until I provide a number.

_________________________________________________    ____________________________________________________
              Signature                                        Date